UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 20, 2004

Fleet Home Equity Loan, LLC

on behalf of

Fleet Home Equity Loan Trust 2003-1

(Exact Name of the Registrant as Specified in its charter)

Delaware	Reg. No.333-53662	04-3544150

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Federal Street

Boston, Massachusetts 02110

(Address of Principal Executive Offices)

(617) 434-2200

(Registrant's telephone number including area code)

Item 5. OTHER EVENTS

Information for the July 2004 Monthly Period is presented for the Fleet Home Equity Loan
Trust, Series 2003-1 Noteholders under the Sale and Servicing Agreement dated as of April
15, 2003, between Fleet Home Equity Loan Trust 2003-1, a Delaware statutory trust, Fleet
National Bank, a national banking association, as  Seller and as Servicer, Fleet Home Equity
Loan, LLC, a Delaware limited liability company, as Depositor, and U.S. Bank National
Association, a national banking association, as Indenture Trustee.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS:

20.			Monthly reports for the July 2004 Monthly Period relating to the Fleet Home Equity Loan Asset Backed Notes Series 2003-1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Fleet Home Equity Loan, LLC

			on behalf of

			Fleet Home Equity Loan Trust 2003-1

	Date:		By: /s/ GRETCHEN HEFNER
		August 20, 2004

			Name: Gretchen Hefner

			Title: Vice President

EXHIBIT INDEX
			Sequential Page Number
Exhibit

	Monthly reports for the July 2004 Monthly Period relating to the Fleet Home Equity Loan Asset Backed Notes Series 2003-1.
20.			3